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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported)  April 24, 2008
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                              NeoMagic Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                000-22009                 77-0344424
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(State or other jurisdiction     (Commission                (IRS Employer
     of incorporation)           File Number)             Identification No.)


3250 Jay Street, Santa Clara, California                       95054
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(Address of principal executive offices)                     (Zip Code)


        Registrant's telephone number, including area code (408) 988-7020
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02 Results of Operations and Financial Condition

     o On April 25, 2008, NeoMagic Corporation issued a press release stating that its audit report from its independent registered public accounting firm on the Company's consolidated financial statements for the fiscal year ended January 27, 2008 was modified by adding an explanatory paragraph for a "going concern". A copy of the press release is attached.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1     Press Release of NeoMagic Corporation dated April 25, 2008



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NeoMagic Corporation
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                                                      (Registrant)

Date:   April 25, 2008                     /s/ Steven P. Berry
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                                                   Steven P. Berry
                                               Chief Financial Officer




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                                  EXHIBIT INDEX


Exhibit No.     Description
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99.1            Press Release of NeoMagic Corporation dated April 25, 2008.